Exhibit 99.1

NEWS RELEASE

Evergy Appoints Kirkland B. Andrews Executive Vice President
and Chief Financial Officer
Andrews Brings Deep Expertise and a Demonstrated Track Record in Financial Leadership,
Capital Allocation, Performance Management, Renewables Strategy, and Corporate
Transformation

Kansas City, MO – February 4, 2021 – Evergy, Inc. (NYSE: EVRG) today announced Kirk Andrews will become the company’s executive vice president and chief financial officer, effective Feb. 22, 2021. Andrews fills the role currently held by Tony Somma, who announced his plans to depart the company on January 8.
As chief financial officer, Andrews will be responsible for Evergy’s corporate financial functions, including treasury, accounting, planning, tax, capital allocation, and investor relations. Andrews will also oversee the company’s performance management, corporate development and renewable energy development activities. Since March 2020, Andrews has been a member of the Evergy Board of Directors. Andrews served as a member of the board’s Strategic Review and Operations Committee, which worked with Evergy’s management team to craft the Sustainability Transformation Plan (STP) introduced in August 2020 following a comprehensive and independent review of the company’s operations. Andrews will vacate his Evergy board position when he assumes his new management role.
“Kirk has a track record of outstanding leadership as a chief financial officer and a wealth of knowledge and experience, including in the areas of corporate transformation, performance management and renewable energy strategy. As an Evergy board member, he played an integral role in the formation of our STP,” said David Campbell, Evergy President and Chief Executive Officer. “Kirk clearly stands out as the best person for this role. I am very excited for Kirk to join our executive team and help us to successfully execute the STP and advance the interests of all stakeholders and the communities we serve.”
Andrews, 53, currently serves as executive vice president and chief financial officer of NRG Energy, Inc. (“NRG”), a Fortune 500 integrated power company. Andrews’ focus at NRG included formulating NRG’s financial and capital allocation strategies, executing the company’s portfolio and balance sheet restructuring, overseeing the financing strategy for renewable energy development and the creation of NRG Yield, and helping to lead NRG’s corporate transformation, including significant cost and operational enhancements across the company.
Andrews joined NRG as chief financial officer in 2011 after a successful 15-year career in financial services. He served as Managing Director and subsequently headed the North American Power Investment Banking group at Citigroup Global Markets. Later, he served as Managing Director and co-head of Power and Utilities–Americas at Deutsche Bank. During his banking career, Andrews led numerous large and innovative strategic, debt, equity and commodities transactions. He currently serves on the board of directors for RPM International (NYSE: RPM), a high-performance coating, sealants and specialty chemicals company, where he is a member of the Audit Committee and previously served as co-chair of the Operating Improvement Committee.
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“Over the last year, I have had the opportunity to work closely with Evergy’s leadership team and board. I know firsthand that this is a company building tremendous momentum behind an energizing vision for the future. I am excited to join Evergy’s leadership team to help bring this plan to life in a way that creates value for all of Evergy’s key stakeholders,” Andrews said. “The STP is a straightforward and highly executable plan, focused on cost management and investment in infrastructure modernization and renewables, enabling the company to advance its key objectives of reliability, affordability, and sustainability.”
Sustainability Transformation Plan
Evergy’s STP was announced in August 2020. The plan honors prior regulatory and merger commitments made in connection with Evergy's formation, while furthering the company's focus on grid modernization, renewable energy investment and cost management. Under the STP, Evergy plans continued cost discipline coupled with increased system investment to enhance the customer experience and improve system resilience and reliability. These capital investments are expected to support 5% to 6% compounded annual rate base growth from 2019 to 2024, targeting EPS compounded annual growth of 6% to 8% through 2024, consistent with top-performing utilities.
About Evergy, Inc.
Evergy, Inc. (NYSE: EVRG) serves approximately 1.6 million customers in Kansas and Missouri. We were formed in 2018 when long-term local energy providers KCP&L and Westar Energy merged. We are a leader in renewable energy, supplying nearly half of the power we provide to homes and businesses from emission-free generation. We support our local communities where we live and work and strive to meet the needs of customers through energy savings and innovative solutions.
Cautionary Statements Regarding Certain Forward-looking Information
Statements made in this press release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to our strategic plan, including, without limitation, those related to earnings per share, dividend, operating and maintenance expense and capital investment goals; the outcome of legislative efforts and regulatory and legal proceedings; future energy demand; future power prices; plans with respect to existing and potential future generation resources; the availability and cost of generation resources and energy storage; target emissions reductions; and other matters relating to expected financial performance or affecting future operations. Forward-looking statements are often accompanied by forward-looking words such as “anticipates,” “believes,” “expects,” “estimates,” “forecasts,” “should,” “could,” “may,” “seeks,” “intends,” “proposed,” “projects,” “planned,” “target,” “outlook,” “remain confident,” “goal,” “will” or other words of similar meaning. Forward-looking statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking information.
In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Evergy, Inc., Evergy Kansas Central, Inc. and Evergy Metro, Inc. (collectively, the Evergy Companies) are providing a number of risks, uncertainties and other factors that could
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cause actual results to differ from the forward-looking information. These risks, uncertainties and other factors include, but are not limited to: economic and weather conditions and any impact on sales, prices and costs; changes in business strategy or operations; the impact of federal, state and local political, legislative, judicial and regulatory actions or developments, including deregulation, re-regulation, securitization and restructuring of the electric utility industry; decisions of regulators regarding, among other things, customer rates and the prudency of operational decisions such as capital expenditures and asset retirements; changes in applicable laws, regulations, rules, principles or practices, or the interpretations thereof, governing tax, accounting and environmental matters, including air and water quality and waste management and disposal; the impact of climate change, including increased frequency and severity of significant weather events and the extent to which counterparties are willing to do business with, finance the operations of or purchase energy from the Evergy Companies due to the fact that the Evergy Companies operate coal-fired generation; prices and availability of electricity in wholesale markets; market perception of the energy industry and the Evergy Companies; the impact of the Coronavirus (COVID-19) pandemic on, among other things, sales, results of operations, financial condition, liquidity and cash flows, and also on operational issues, such as the availability and ability of our employees and suppliers to perform the functions that are necessary to operate the Evergy Companies; changes in the energy trading markets in which the Evergy Companies participate, including retroactive repricing of transactions by regional transmission organizations (RTO) and independent system operators; financial market conditions and performance, including changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; the transition to a replacement for the London Interbank Offered Rate (LIBOR) benchmark interest rate; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of physical and cybersecurity breaches, criminal activity, terrorist attacks and other disruptions to our facilities or information technology infrastructure or the facilities and infrastructure of third-party service providers on which we rely; ability to carry out marketing and sales plans; cost, availability, quality and timely provision of equipment, supplies, labor and fuel; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays and cost increases of generation, transmission, distribution or other projects; the Evergy Companies’ ability to manage their transmission and distribution development plans and transmission joint ventures; the inherent risks associated with the ownership and operation of a nuclear facility, including environmental, health, safety, regulatory and financial risks; workforce risks, including those related to our ability to attract and retain qualified personnel, maintain satisfactory relationships with our labor unions and manage costs of, or changes in, retirement, health care and other benefits; disruption, costs and uncertainties caused by or related to the actions of individuals or entities, such as activist shareholders or special interest groups, that seek to influence our strategic plan, financial results or operations; the possibility that strategic initiatives, including mergers, acquisitions and divestitures, and long-term financial plans, may not create the value that they are expected to achieve in a timely manner or at all; difficulties in maintaining relationships with customers, employees, regulators or suppliers; and other risks and uncertainties.

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This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Evergy Companies with the Securities and Exchange Commission (SEC). Reports filed by the Evergy Companies with the SEC should also be read for more information regarding risk factors. Each forward-looking statement speaks only as of the date of the particular statement. The Evergy Companies undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Contacts
Media Contact:
Gina Penzig
Manager, External Communications
Phone: 785-575-8089
Gina.Penzig@evergy.com
Media line: 888-613-0003

Investor Contact:
Cody VandeVelde
Director, Investor Relations
Phone: 785-575-8227
Cody.VandeVelde@evergy.com

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